UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2019

(Exact name of registrant as specified in its charter)

Delaware	1-12804	86-0748362
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

4646 E. Van Buren Street, Suite 400

Phoenix, Arizona 85008

(Address of principal executive offices) (Zip Code)

(480) 894-6311

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4e(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.	Submission of Matters to a Vote of Security Holders

Our annual meeting of stockholders was held on April 23, 2019, in Phoenix, Arizona. Stockholders of record at the close of business on February 22, 2019 were entitled to vote at the meeting on the basis of one vote for each share held.

At the annual meeting, the stockholders of the Company voted on the following proposals:

1.	To elect ten members of the Board of Directors to hold office for a one-year term. Each nominee for director was elected by a vote of the stockholders as follows:

	For	Against	Abstain	Broker Non-Votes	Percentage of Votes Cast For Director Nominee (1)
Michael L. Watts	39,898,831	458,868	602,545	1,766,638	98.9%
Erik Olsson	40,148,196	792,531	19,517	1,766,638	98.1%
Sara R. Dial	40,005,763	863,268	91,213	1,766,638	97.9%
Jeffrey S. Goble	39,924,386	1,016,341	19,517	1,766,638	97.5%
James J. Martell	40,032,275	908,453	19,516	1,766,638	97.8%
Stephen A McConnell	39,944,117	413,582	602,545	1,766,638	99.0%
Frederick G. McNamee, III	40,040,864	316,836	602,544	1,766,638	99.2%
Kimberly J. McWaters	28,799,150	12,141,879	19,215	1,766,638	70.3%
Lawrence Trachtenberg	39,911,161	987,292	61,791	1,766,638	97.6%
Michael W. Upchurch	39,870,067	103,471	986,706	1,766,638	99.7%

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2019. The proposal was approved by a vote of stockholders as follows:

For	42,265,525
Against	25,100
Abstain	436,257
Broker Non-Votes	—
Percentage of Votes Cast For Proposal	98.9%

3.

To vote on an advisory (non-binding) resolution to indicate support for the Company’s compensation philosophy, policies and practices and their implementation. The proposal was approved by a vote of stockholders as follows:

For	39,206,370
Against	727,994
Abstain	1,025,880
Broker Non-Votes	1,766,638
Percentage of Votes Cast For Proposal (2)	95.7%

(1)	Excludes abstentions and broker non-votes in calculation of percentage
(2)	Excludes broker non-votes in calculation of percentage

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE MINI, INC.

Dated: April 29, 2019	/s/ Christopher J. Miner
	Name:	Christopher J. Miner
	Title:	Senior Vice President and General Counsel